UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2008

INTERNATIONAL COAL GROUP, INC.

(Exact Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32679 (Commission File Number)	20-2641185 (IRS Employer Identification No.)

300 Corporate Centre Drive Scott Depot, West Virginia (Address of principal executive offices)	25560 (Zip Code)

Registrant’s telephone number, including area code: (304) 760-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

International Coal Group, Inc. (the “Company”) issued a press release today announcing that pursuant to the terms of the indenture governing their $225,000,000 9.00% Convertible Senior Notes due 2012 (the “Notes”), the Notes will be convertible at the option of holders beginning July 1, 2008 and ending on September 30, 2008. The conversion right is not expected to have a material effect on the Company’s financial position. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated June 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL COAL GROUP, INC.

By:	/s/ Roger L. Nicholson

Name:	Roger L. Nicholson
Title:	Senior Vice President and Secretary

Date: June 30, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated June 30, 2008.

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